HAMILTON LANE INCORPORATED REPORTS THIRD QUARTER FISCAL 2026 RESULTS

CONSHOHOCKEN, PENN. – February 3, 2026 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the third fiscal quarter ended December 31, 2025.

The Company issued a full detailed presentation of its third quarter fiscal 2026 results, which can be accessed on the Company’s Shareholders website at https://shareholders.hamiltonlane.com/.

Dividend
Hamilton Lane has declared a quarterly dividend of $0.54 per share of Class A common stock to record holders at the close of business on March 20, 2026 that will be paid on April 6, 2026. The target full-year dividend of $2.16 represents a 10% increase from the prior fiscal year dividend.

Conference Call
Hamilton Lane will discuss third quarter fiscal 2026 results in a webcast and conference call today, Tuesday, February 3, 2026, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website (https://shareholders.hamiltonlane.com/) at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs approximately 780 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $1.0 trillion in assets under management and supervision, composed of $146.1 billion in discretionary assets and $871.5 billion in non-discretionary assets, as of December 31, 2025. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities; intense competition in our industry, including competition for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue is not a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; our ability to manage our obligations under our debt agreements; volatile market, economic and geopolitical conditions, which can adversely affect our business and the investments made by our funds or accounts; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with the investment guidelines set by our clients; the exercise of redemption or repurchase rights by investors in certain of our funds; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 609 954 3902

Media Contact
Tia Wilson
twilson@hamiltonlane.com
+1 484 816 6982

Fiscal Year 2026 Third Quarter Results February 3, 2026

2Hamilton Lane | Global Leader in the Private Markets Today's Speakers Erik Hirsch Co-CEO Jeff Armbrister Chief Financial Officer John Oh Head of Shareholder Relations

Condensed Consolidated Statements of Income (Unaudited)

- GAAP net income was $92.8 million for the quarter and $273.5 million year-to-date. GAAP net income attributable to Hamilton Lane Incorporated was $58.4 million for the quarter and $183.0 million year-to-date.

	Three Months Ended December 31,			Nine Months Ended December 31,		
(Dollars in thousands except share and per share amounts)	2024	2025	% Change	2024	2025	% Change
Management and advisory fees	$126,282	$153,177	21 %	$386,027	$429,000	11 %
Incentive fees	41,176	45,375	10 %	128,161	132,188	3 %
Consolidated Funds and Partnerships:						
Incentive fees	803	37	(95) %	803	4,239	428 %
Total revenues	**168,261**	**198,589**	**18 %**	**514,991**	**565,427**	**10 %**
Compensation and benefits	61,905	77,944	26 %	195,409	224,485	15 %
General, administrative and other	30,581	34,329	12 %	86,858	96,822	11 %
Consolidated Funds and Partnerships:						
General, administrative and other	53	310	485 %	202	1,424	605 %
Total expenses	**92,539**	**112,583**	**22 %**	**282,469**	**322,731**	**14 %**
Equity in income of investees	11,611	11,307	(3) %	25,373	40,815	61 %
Interest expense	(3,866)	(3,688)	(5) %	(9,517)	(11,374)	20 %
Interest income	2,761	2,656	(4) %	4,933	8,093	64 %
Non-operating gain, net	453	2,613	477 %	11,705	3,095	(74) %
Consolidated Funds and Partnerships:						
Equity in income of investees	351	433	23 %	2,236	1,855	(17) %
Net gain on investments	3,082	19,681	539 %	6,621	46,147	597 %
Interest income	37	1,042	2,716 %	145	1,753	1,109 %
Total other income (expense)	**14,429**	**34,044**	**136 %**	**41,496**	**90,384**	**118 %**
Income before income taxes	**90,151**	**120,050**	**33 %**	**274,018**	**333,080**	**22 %**
Income tax expense	12,696	27,253	115 %	33,555	59,609	78 %
Net income	**77,455**	**92,797**	**20 %**	**240,463**	**273,471**	**14 %**
Less: Income attributable to non-controlling interests in Partnerships	94	124	32 %	827	506	(39) %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	23,159	23,426	1 %	70,654	70,483	0 %
Less: Income attributable to non-controlling interests in Consolidated Funds	1,230	10,875	784 %	2,064	19,475	844 %
Net income attributable to Hamilton Lane Incorporated	**$52,972**	**$58,372**	**10 %**	**$166,918**	**$183,007**	**10 %**
Basic earnings per share of Class A common stock	$1.33	$1.40	5 %	$4.20	$4.40	5 %
Diluted earnings per share of Class A Common stock	$1.32	$1.37	4 %	$4.15	$4.35	5 %
Weighted-average shares of Class A common stock outstanding - basic	39,722,780	41,795,343		39,707,732	41,556,577	
Weighted-average shares of Class A common stock outstanding - diluted	54,453,665	54,463,537		54,368,078	54,479,897	
Net income attributable to Hamilton Lane Incorporated / total revenues	31 %	29 %		32 %	32 %	

Hamilton Lane | Global Leader in the Private Markets

3

Non-GAAP Financial Measures

(Dollars in thousands)	Three Months Ended December 31,			Nine Months Ended December 31,		
	2024	2025	% Change	2024	2025	% Change
Fee Related Earnings[1]						
Fee related management and advisory fees[2]	$126,282	$153,447	22 %	$386,027	$429,327	11 %
Fee related performance revenues	—	31,947	N/A	1,228	77,682	6,226 %
Total fee related revenues	126,282	185,394	47 %	387,255	507,009	31 %
Fee related compensation and benefits expense[2]	29,687	57,226	93 %	114,283	155,577	36 %
Fee related general, administrative and other expenses[2]	30,580	34,341	12 %	86,857	96,857	12 %
Fee related expenses	60,267	91,567	52 %	201,140	252,434	26 %
Fee Related Earnings	**$66,015**	**$93,827**	**42 %**	**$186,115**	**$254,575**	**37 %**
Fee Related Earnings Margin	**52 %**	**51 %**		**48 %**	**50 %**	
Additional Financial Metrics						
Adjusted net income[1]	$68,042	$84,458	24 %	$207,683	$240,147	16 %
Non-GAAP earnings per share[1]	$1.25	$1.55	24 %	$3.82	$4.41	15 %
Adjusted EBITDA[1]	$92,678	$107,452	16 %	$264,375	$304,107	15 %
Incentive fees	$41,979	$45,412	8 %	$128,964	$136,427	6 %

[1] Fee Related Earnings, adjusted net income, Non-GAAP earnings per share, and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Fee related management and advisory fees, fee related compensation and benefits expenses, and fee related general, administrative and other expenses are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.

Hamilton Lane | Global Leader in the Private Markets 4

5Hamilton Lane | Global Leader in the Private Markets Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $146 billion and $79 billion, respectively, as of December 31, 2025, increases of 8% and 11%, respectively, compared to December 31, 2024 • Fee Related Earnings1 increased 37% compared to the nine months ended December 31, 2024 USD in millions except per share amounts Q3 FY26 QTD Q3 FY26 YTD vs Q3 FY25 YTD Management and advisory fees $153.2 $429.0 11 % Net income attributable to Hamilton Lane Incorporated $58.4 $183.0 10 % GAAP EPS $1.37 $4.35 5 % Adjusted net income1 $84.5 $240.1 16 % Non-GAAP EPS1 $1.55 $4.41 15 % Fee Related Earnings1 $93.8 $254.6 37 % Adjusted EBITDA1 $107.5 $304.1 15% • Declared a quarterly dividend of $0.54 per share of Class A common stock to record holders at the close of business on March 20, 2026 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 through 22 of this presentation. Period Highlights

6Hamilton Lane | Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 8 % AUA: 6% $1T AUM & AUA 1 CAGR: 17% $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $783 $120 Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $146 $871 $821 $135

7Hamilton Lane | Global Leader in the Private Markets Y-o-Y Drivers of Growth Total Fee-Earning Assets Under Management ($B) $26 $31 $35 $38 $39 $40 $41 $16 $18 $23 $28 $33 $31 $38 Customized Separate Accounts Specialized Funds Mar-21 Mar-22 Mar-23 Mar-24 Mar-25 Dec-24 Dec-25 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 9th credit-oriented fund and 2nd infrastructure fund • Fundraising 6th direct equity fund, 3rd impact fund, and evergreen funds .56% $57 $71$72 $42 $49 $66 $79 Fee-Earning AUM Driving Revenues .59% .63% .65% .66%1 .67% 1) 0.62% excluding $20.7 million in retroactive fees Numbers may not tie due to rounding

8Hamilton Lane | Global Leader in the Private Markets Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane • $1.3 billion year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients AUM AUM & AUA Drivers AUA Select funds in market: • Direct equity fund • Impact fund • Evergreen funds • $6.9 billion year-over-year increase in FEAUM • Closings during Q3 FY26: ◦ Direct equity fund: $297M Typically larger clients with wide-ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $50.3 billion year-over-year increase in AUA

Financial Highlights

Consolidated Revenue

Strong growth across management and advisory fees

Management and Advisory Fees
YTD



Y-o-Y Change: 11%
USD in Millions
$386
$429
Q3 FY25
Q3 FY26

Long-Term Growth



CAGR: 16%
USD in Millions
$245
$514
FY20
FY25

- Recurring management and advisory fees represented an average of over 80% of total revenues over the past five fiscal years
- Y-o-Y increase of 11%
- $2.8 million in retroactive fees from our latest direct equity fund in the quarter

Incentive Fees
YTD



Y-o-Y Change: 6%
USD in Millions
$129
$136
Q3 FY25
Q3 FY26

Long-Term Growth



CAGR: 47%
USD in Millions
$29
$199
FY20
FY25

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1.5 billion as of December 31, 2025 diversified across 3,000+ assets and over 120 funds
- Timing of realizations unpredictable

Total Revenues
YTD



Y-o-Y Change: 10%
USD in Millions
$515
$565
Q3 FY25
Q3 FY26

Long-Term Growth



CAGR: 21%
USD in Millions
$274
$713
FY20
FY25

- Total revenues increased by 10%, driven by both management and advisory fees and incentive fees

Hamilton Lane | Global Leader in the Private Markets 10

11Hamilton Lane | Global Leader in the Private Markets Period Ending V eh ic le s U S D in M illions Unrealized Carried Interest $1,126 $1,293 $1,493 99 113 122 Unrealized Carried Interest Vehicles in Unrealized Carry Position Dec-23 Dec-24 Dec-25 0 20 40 60 80 100 120 140 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 Unrealized Carry by Age < 5 years 29% 5-8 years 52% 8-12 years 14% > 12 years 5% Unrealized Carried Interest

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI

YTD


Y-o-Y Change: 10%
USD in Millions
$167
$183
Q3 FY25
Q3 FY26

Long-Term Growth


CAGR: 29%
USD in Millions
$61
$217
FY20
FY25

- $58M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]

YTD


Y-o-Y Change: 15%
USD in Millions
$264
$304
Q3 FY25
Q3 FY26

Long-Term Growth


CAGR: 24%
USD in Millions
$127
$366
FY20
FY25

- Y-o-Y increase of 15% driven by increase in revenue

Fee Related Earnings[1]

YTD


Y-o-Y Change: 37%
USD in Millions
$186
$255
Q3 FY25
Q3 FY26

Long-Term Growth


CAGR: 20%
USD in Millions
$109
$276
FY20
FY25

- Y-o-Y growth of 37%
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

12

13Hamilton Lane | Global Leader in the Private Markets U S D in M ill io ns Investments $374 $514 $588 $632 $761 $1,170 Mar-21 Mar-22 Mar-23 Mar-24 Mar-25 Dec-25 $0 $200 $400 $600 $800 $1,000 $1,200 • For December 31, 2025, the total investment balance consisted primarily of: ◦ ~$529M in investments in our funds ◦ ~$426M in Consolidated Funds and Partnerships ◦ ~$215M in technology related and other investments • Modest leverage • $280M of debt as of December 31, 2025 U S D in M ill io ns Leverage $292 $290 $280 Dec-24 Mar-25 Dec-25 $0 $100 $200 $300 $400 Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage...

Appendix

15Hamilton Lane | Global Leader in the Private Markets Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2024 2025 % Change 2024 2025 % Change Management and advisory fees Specialized funds $75,764 $98,530 30% $235,866 $271,132 15 % Customized separate accounts 33,926 36,108 6% 102,136 106,454 4 % Advisory 5,681 4,810 (15) % 17,320 15,727 (9) % Reporting, monitoring, data and analytics 7,102 9,326 31% 21,225 26,364 24 % Distribution management 1,002 455 (55) % 1,917 1,882 (2) % Fund reimbursement revenue 2,807 3,948 41% 7,563 7,441 (2) % Total management and advisory fees $126,282 $153,177 21% $386,027 $429,000 11 % Reporting and other: 8% Customized separate accounts: 25% Specialized funds: 63% Advisory: 4% Nine Months Ended December 31, 2025 Management and Advisory Fees

Incentive Fees

(Dollars in thousands)	Three Months Ended December 31, 2024	2025	% Change	Nine Months Ended December 31, 2024	2025	% Change
Incentive fees						
Direct equity funds	$803	$185	(77)%	$11,699	$14,854	27 %
Secondary funds	21,179	—	(100)%	44,572	520	(99)%
Direct credit funds	2,217	268	(88)%	13,274	6,997	(47)%
Evergreen funds	1,376	38,130	2,671 %	8,441	87,747	940 %
Other specialized funds	10,065	903	(91)%	35,729	3,258	(91)%
Customized separate accounts	6,339	5,926	(7)%	15,248	23,053	51 %
Incentive fees	**$41,979**	**$45,412**	**8 %**	**$128,964**	**$136,427**	**6 %**

	As of December 31, 2024	September 30, 2025	December 31, 2025	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$14	$9	$9	(36)%	— %
Secondary Fund III	206	150	108	(48)%	(28)%
Secondary Fund IV	69,701	67,136	68,923	(1)%	3 %
Secondary Fund V	148,926	155,263	153,825	3 %	(1)%
Secondary Fund VI	51,999	124,581	136,043	162 %	9 %
Co-investment Fund II	24,498	19,640	19,725	(19)%	0 %
Co-investment Fund III	40,712	35,805	38,887	(4)%	9 %
Co-investment Fund IV	144,554	164,988	162,392	12 %	(2)%
Equity Opportunities Fund V	47,176	56,247	59,901	27 %	6 %
Equity Opportunities Fund VI	—	2,987	3,149	N/A	5 %
Evergreen funds	221,681	207,155	216,294	(2)%	4 %
Other specialized funds	120,299	132,249	146,214	22 %	11 %
Customized separate accounts	422,950	468,038	487,281	15 %	4 %
Total allocated carried interest	**$1,292,716**	**$1,434,248**	**$1,492,751**	**15 %**	**4 %**

Hamilton Lane | Global Leader in the Private Markets

16

17Hamilton Lane | Global Leader in the Private Markets (Dollars in millions) December 31, 2024 September 30, 2025 December 31, 2025 YoY % Change QoQ % Change Assets under management / advisement Assets under management $134,743 $145,357 $146,118 8% 1 % Assets under advisement 821,236 859,842 871,494 6% 1 % Total assets under management /advisement $955,979 $1,005,199 $1,017,612 6% 1 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $39,378 $40,280 $40,797 4% 1 % Contributions 1,393 1,145 1,345 (3) % 17 % Distributions (1,142) (829) (1,084) (5) % 31 % Foreign exchange, market value and other 154 201 19 (88) % (91) % Balance, end of period $39,783 $40,797 $41,077 3% 1 % Specialized funds Balance, beginning of period $30,362 $34,119 $35,622 17% 4 % Contributions 1,542 1,825 2,655 72% 45 % Distributions (730) (623) (784) 7% 26 % Foreign exchange, market value and other 37 301 572 1,446% 90 % Balance, end of period $31,211 $35,622 $38,065 22% 7 % Total Balance, beginning of period $69,740 $74,399 $76,419 10% 3 % Contributions 2,935 2,970 4,000 36% 35 % Distributions (1,872) (1,452) (1,868) 0% 29 % Foreign exchange, market value and other 191 502 591 209% 18 % Balance, end of period $70,994 $76,419 $79,142 11% 4 % Assets Under Management

18Hamilton Lane | Global Leader in the Private Markets (Dollars in thousands) March 31, 2025 December 31, 2025 Assets Cash and cash equivalents $229,161 $338,504 Restricted cash 6,331 7,796 Fees receivable 181,411 171,813 Prepaid expenses 11,258 12,442 Due from related parties 16,217 35,316 Furniture, fixtures and equipment, net 37,586 35,341 Lease right-of-use assets, net 61,413 63,669 Investments 664,354 744,756 Deferred income taxes 308,525 294,885 Other assets 28,827 37,835 Assets of Consolidated Funds and Partnerships: Cash and cash equivalents 48,112 1,683 Investments 96,700 425,729 Other assets 460 1,044 Total assets $1,690,355 $2,170,813 Liabilities and equity Accounts payable $5,469 $5,029 Accrued compensation and benefits 48,556 101,336 Accrued members' distributions 26,810 23,875 Accrued dividend 20,233 22,569 Debt 290,303 279,515 Payable to related parties pursuant to tax receivable agreement 240,648 234,965 Lease liabilities 78,017 80,324 Other liabilities (includes $12,190 and $10,777 at fair value) 55,502 44,809 Liabilities of Consolidated Funds and Partnerships: Subscriptions in advance — 31,792 Other liabilities 922 20,548 Total liabilities 766,460 844,762 Total equity 923,895 1,326,051 Total liabilities and equity $1,690,355 $2,170,813 Condensed Consolidated Balance Sheets (Unaudited)

19Hamilton Lane | Global Leader in the Private Markets Nine Months Ended December 31, (Dollars in thousands) 2024 2025 Operating activities Net income $240,463 $273,471 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 7,065 7,475 Change in deferred income taxes 6,886 26,094 Change in payable to related parties pursuant to tax receivable agreement (1,397) (4,195) Equity-based compensation 19,681 38,180 Equity in income of investees (25,373) (40,815) Net realized gain on sale of investments (654) — Fair value adjustment of other investments (9,852) (413) Proceeds received from Funds 39,463 24,429 Non-cash lease expense 6,608 7,125 Other 582 2,580 Changes in operating assets and liabilities 2,059 25,028 Consolidated Funds and Partnerships (23,992) (37,015) Net cash provided by operating activities $261,539 $321,944 Investing activities Purchase of furniture, fixtures and equipment $(8,713) $(4,098) Purchase of investments and convertible notes (5,794) (8,000) Proceeds from sale of investments 6,948 — Net proceeds from sale of Consolidated Fund — 22,135 Proceeds from sale of intangible assets 1,786 — Distributions received from Funds 16,481 9,068 Contributions to Funds (53,087) (68,212) Consolidated Funds and Partnerships (25,570) (295,913) Net cash used in investing activities $(67,949) $(345,020) Financing activities Proceeds from offering $— $55,484 Purchase of membership interests — (55,484) Borrowings of debt, net of deferred financing costs 97,658 — Repayments of long-term debt (1,875) (11,250) Repurchase of Class A common stock for employee tax withholding (990) (1,437) Proceeds received from issuance of shares under Employee Share Purchase Plan 2,031 2,396 Payments to related parties, pursuant to tax receivable agreement — (12,000) Dividends paid (56,533) (65,141) Members' distributions paid (36,310) (43,518) Consolidated Funds and Partnerships 10,123 217,383 Net cash provided by financing activities $14,104 $86,433 Effect of exchange rate changes on cash and cash equivalents — 1,022 Increase in cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships 207,694 64,379 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at beginning of the period 119,619 283,604 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at end of the period $327,313 $347,983 Condensed Consolidated Statements of Cash Flows (Unaudited)

Non-GAAP Reconciliation

Reconciliation from Net Income *(Dollars in thousands except share and per share amounts)*	Year Ended March 31, 2020	Year Ended March 31, 2025	Three Months Ended December 31, 2024	Three Months Ended December 31, 2025	Nine Months Ended December 31, 2024	Nine Months Ended December 31, 2025
Net income attributable to Hamilton Lane Incorporated	**$60,825**	**$217,417**	**$52,972**	**$58,372**	**$166,918**	**$183,007**
Income attributable to non-controlling interests in Partnerships	85	739	94	124	827	506
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	65,866	92,843	23,159	23,426	70,654	70,483
Income attributable to non-controlling interests in Consolidated Funds	—	2,769	1,230	10,875	2,064	19,475
Incentive fees	(29,128)	(199,099)	(41,979)	(45,412)	(128,964)	(136,427)
Incentive fee related compensation[1]	12,638	66,254	19,926	7,726	60,661	30,728
Fee related performance revenues	2,188	59,587	—	31,947	1,228	77,682
Equity-based compensation	7,183	31,407	11,785	12,992	19,681	38,180
Consolidated Funds related general, administrative and other expenses	—	980	54	298	203	1,389
Management fees related to Consolidated Funds	—	—	—	270	—	327
Non-operating income related compensation	—	784	507	—	784	—
Income tax expense	13,968	48,509	12,696	27,253	33,555	59,609
Other income (expense)	(24,315)	(45,725)	(14,429)	(34,044)	(41,496)	(90,384)
Fee Related Earnings	**$109,310**	**$276,465**	**$66,015**	**$93,827**	**$186,115**	**$254,575**
Depreciation and amortization	3,291	9,285	2,385	2,429	7,065	7,475
Incentive fees	29,128	199,099	41,979	45,412	128,964	136,427
Incentive fees attributable to non-controlling interests	(320)	(29)	(29)	—	(29)	(179)
Incentive fee related compensation[1]	(12,638)	(66,254)	(19,926)	(7,726)	(60,661)	(30,728)
Fee related performance revenues	(2,188)	(59,587)	—	(31,947)	(1,228)	(77,682)
Fee related performance revenues related to Consolidated Funds	—	—	—	2,801	—	6,126
Non-operating income related compensation	—	(784)	(507)	—	(784)	—
Interest income	709	7,874	2,761	2,656	4,933	8,093
Adjusted EBITDA	**$127,292**	**$366,069**	**$92,678**	**$107,452**	**$264,375**	**$304,107**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$52,972**	**$58,372**	**$166,918**	**$183,007**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			23,159	23,426	70,654	70,483
Income tax expense			12,696	27,253	33,555	59,609
Adjusted pre-tax net income			**88,827**	**109,051**	**271,127**	**313,099**
Adjusted income taxes[2]			(20,785)	(24,593)	(63,444)	(72,952)
Adjusted net income			**$68,042**	**$84,458**	**$207,683**	**$240,147**
Adjusted shares outstanding			**54,453,665**	**54,463,537**	**54,368,078**	**54,479,897**
Non-GAAP earnings per share			**$1.25**	**$1.55**	**$3.82**	**$4.41**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.3% and 23.4% for the three and nine months ended December 31, 2025 and 2024, respectively, applied to adjusted pre-tax net income. The 23.3% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.3%. The 23.4% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.4%.

Hamilton Lane | Global Leader in the Private Markets 20

21Hamilton Lane | Global Leader in the Private Markets Non-GAAP Reconciliations Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2024 2025 % Change 2024 2025 % Change Management and advisory fees $126,282 $153,177 21% $386,027 $429,000 11 % Management fees related to Consolidated Funds — 270 N/A — 327 N/A Fee related management and advisory fees $126,282 $153,447 22% $386,027 $429,327 11 % Compensation and benefits $61,905 $77,944 26% $195,409 $224,485 15 % Incentive fee related compensation (19,926) (7,726) (61) % (60,661) (30,728) (49) % Equity-based compensation (11,785) (12,992) 10% (19,681) (38,180) 94 % Non-operating income related compensation (507) — N/A (784) — N/A Fee related compensation and benefits expenses $29,687 $57,226 93% $114,283 $155,577 36 % General, administrative and other $30,581 $34,329 12% $86,858 $96,822 11 % Consolidated Partnership related general, administrative and other (1) 12 N/A (1) 35 N/A Fee related general, administrative and other expenses $30,580 $34,341 12% $86,857 $96,857 12%

22Hamilton Lane | Global Leader in the Private Markets Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating (gain) loss and (f) certain other significant items that we believe are not indicative of our core performance. Adjusted EBITDA also includes fee related performance revenues related to Consolidated Funds and management fees related to Consolidated Funds Fee Related Earnings ("FRE") is used to highlight earnings from revenues that are measured and received on a recurring basis. FRE represents net income excluding (a) incentive fees, net of fee related performance revenues, and related compensation, (b) equity-based compensation, (c) interest income and expense, (d) income tax expense, (e) equity in income of investees, (f) non-operating gain, net and (g) certain other significant items that we believe are not indicative of our core performance. FRPR includes incentive fees from Consolidated Funds that are eliminated under GAAP. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Fee Related Earnings Margin ("FRE Margin") represents the ratio of FRE to total fee related revenues. We believe FRE Margin is useful to investors as it provides the percentage of total fee related revenues represented by FRE. Fee related management and advisory fees represent the management and advisory fees included in FRE. Fee related management and advisory fees include management and advisory fees earned from Consolidated Funds that are eliminated under GAAP. We believe fee related management and advisory fees is useful to investors because it allows them to analyze the components of FRE. Fee related compensation and benefits expenses ("FRE Comp") represent the compensation and benefits included in FRE. FRE Comp excludes incentive fee related compensation, equity-based compensation, and non-operating income related compensation. We believe FRE Comp is useful to investors as it aggregates the relevant individual components of compensation and benefits to be subtracted from total fee related revenues in arriving at FRE. Fee related general, administrative and other expenses ("FRE G&A") represent the general, administrative and other expenses included in FRE. FRE G&A excludes general, administrative and other expenses incurred directly by Consolidated Funds. We believe FRE G&A is useful to investors as it aggregates the relevant individual components of general, administrative and other expenses to be subtracted from total fee related revenues in arriving at FRE. Fee related performance revenues ("FRPR") are incentive fees expected to be measured and received from certain of our funds on a recurring basis and are not dependent on realization events of the fund’s underlying investments. FRPR includes incentive fees earned from Consolidated Funds that are eliminated under GAAP. We believe FRPR is useful to investors because it provides additional insight into our recurring revenues. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the three and nine months ended December 31, 2024 and 2025 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. The Company consolidates Funds (“Consolidated Funds”) and general partner entities that are not wholly-owned (“Partnerships”) over which it exercises control either by holding majority voting interests or as the primary beneficiary, possessing both decision making authority and the right to receive economic benefits. Terms

23Hamilton Lane | Global Leader in the Private Markets Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities for our clients; intense competition in our industry, including for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue is not a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; our ability to manage our obligations under our debt agreements; volatile market, economic and geopolitical conditions, which can adversely affect our business and the investments made by our funds or accounts; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with the investment guidelines set by our clients; the exercise of redemption or repurchase rights by investors in certain of our funds; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses. The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of February 3, 2026 Disclosures